Exhibit 10.2.2
DIRECTORS AND EXECUTIVE OFFICERS PARTY TO INDEMNIFICATION AGREEMENTS
          Schedule identifying agreements, entered into between the Company and each of the following persons, substantially identical to the Form of Indemnification Agreement constituting Exhibit 10.1.1 to the Company’s Current Report on Form 8-K (File No. 001-33217):
1.	Noam Gottesman

2.	Ian G.H. Ashken

3.	Nicolas Berggruen

4.	Martin E. Franklin

5.	James N. Hauslein

6.	William P. Lauder

7.	Paul Myners

8.	Emmanuel Roman

9.	Peter A. Weinberg

10.	Simon White

11.	Alejandro R. San Miguel

12.	Jeffrey M. Rojek